Second-Quarter 2025 Supplemental Presentation July 30, 2025 2 This presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "prospects," or "continue." These statements involve known or unknown risks and uncertainties that may cause actual results to differ significantly from what we expect. More information about factors that could affect Morningstar's business and financial results are in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. 3 This presentation includes references to the non-GAAP financial measures listed below (including percentage growth or decline of those numbers). These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. "Organic Revenue" is consolidated revenue before (1) acquisitions and divestitures, (2) adoption of new accounting standards or revisions to accounting practices (accounting changes), and (3) the effect of foreign currency translations. "Adjusted Operating Income (Loss)" is consolidated operating income (loss) excluding (1) intangible amortization expense, (2) the impact of merger, acquisition, and divestiture-related activity which, when applicable, may include certain non-recurring expenses such as pre-deal due diligence, transaction costs, contingent consideration, severance, and post-close integration costs (M&A-related expenses), and (3) certain other one-time, non-recurring items which management does not consider when evaluating ongoing performance (other non-recurring items). "Adjusted Operating Margin" is operating margin excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. "Adjusted Operating Expense" is operating expenses excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items. "Free Cash Flow" is cash provided by or used for operating activities less capital expenditures. 4 Table of Contents Q2 25 Results Summary 5 Q2 25 Segment Detail 12 Appendix A: Additional Segment Detail 27 Appendix B: Reconciliations 37 Appendix C: Additional Information 49

Q2 25 Results Summary



Q2 25 Financial Performance ($mil)



Revenue
+5.8% Reported
+5.9% Organic
Operating Income
+15.3%
Adjusted
Operating Income
+9.5%
Free Cash Flow
(48.3%)
24
25
$571.9
$605.1
$108.5
$125.1
$131.0
$143.4
$120.8
$62.4

6

Adjusted Operating Income Walk Q2 24 to Q2 25 ($mil)



$131.0
$33.2
$0.6
$0.2
($1.4)
($2.8)
($17.4)
$143.4
Q2 24 Adjusted Operating Income
Change in Revenue
Infrastructure Costs & Other*
Travel & Related Activities
Professional Fees
Advertising & Marketing
Compensation**
Q2 25 Adjusted Operating Income

7

Changes in this chart reflect adjustments made in the calculation of adjusted operating income, as defined on p. 3 of this presentation, and may not match changes in reported expenses. *Includes infrastructure costs (including third party contracts with data providers, cloud costs, and SaaS-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. **Compensation includes salaries, bonus, commissions, severance, employee benefits, payroll taxes, and stock-based compensation. In Q2 25 compensation included $4.9 million in severance related to a targeted reorganization in Morningstar Sustainalytics.

Quarterly Operating Margin Trends



13.8%
17.8%
21.0%
20.4%
22.9%
22.9%
20.6%
23.3%
23.7%
8.3%
13.6%
17.5%
17.1%
19.0%
20.3%
28.5%
19.6%
20.7%
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Operating Margin
Adjusted Operating Margin

8

During Q4 24, operating income included a $64.0 million gain on the sale of US TAMP assets, which had a 10.9 percentage point impact on operating margin.

Revenue vs. Adjusted Operating Expense Growth


Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25
Reported Revenue Growth: 7.3% 10.1% 13.4% 13.2% 13.3% 10.5% 9.7% 7.2% 5.8%
Adjusted Operating Expense Growth: 9.6% 8.1% 4.2% 1.0% 1.4% 3.7% 10.2% 3.4% 4.7%
Reported Revenue Growth
Adjusted Operating Expense Growth

9
In Q2 25 adjusted operating expense included $4.9 million in severance related to a targeted reorganization in Morningstar Sustainalytics.
MORNINGSTAR

Headcount Trends


12.1 11.6 11.3 11.3 11.1 11.1 11.1 11.1 11.1
12.6% (1.3%) (7.3%) (9.2%) (8.1%) (3.6%) (2.2%) (1.4%) (0.7%)
(2.3%) (4.6%) (2.0%) (0.6%) (1.1%) 0.0% (0.6%) 0.3% (0.5%)
Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25
Headcount (000s)
Headcount Growth YOY
Sequential Headcount Growth

10
Headcount represents permanent, full-time employees. As of June 30, 2025, headcount was 11,064.
MORNINGSTAR

Q2 25 Cash Flow and Capital Allocation ($mil)


Operating Cash Flow
Free Cash Flow
$99.0
$62.4

Capital Allocation*



		($mil)
Share Repurchases	$	112.0
Capital Expenditures	$	36.6
Dividends Paid	$	19.3

11
*Total capital deployed in Q2 25 was higher than operating cash flow due to use of excess cash on hand and the increase in debt. The Company's debt increased by a net of $35.0 million in Q2 25.
MORNINGSTAR


Q2 25 Segment Detail

13 Contribution to Revenue and Adjusted Operating Income (Loss) 13 Morningstar Direct Platform Revenue Adjusted Operating Income (Loss) *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Q2 24 Q2 25 Q2 24 Q2 25 $ 600 450 300 150 0 ($150) PitchBook Morningstar Credit Morningstar Wealth Morningstar Retirement Corporate and All Other* ($mil) 14 Organic Revenue Walk Q2 24 Reported Revenue PitchBook Morningstar Direct Platform Morningstar Credit Morningstar Wealth Morningstar Retirement Corporate and All Other* M&A and Foreign Currency Adjustments Q2 25 Reported Revenue ($mil) The Company's five reportable segment bars represent organic revenue growth and may not match changes in reported revenue. *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. $571.9 $6.5$14.6 $12.3 ($0.9) $4.1 ($3.2) ($0.2) $605.1 15 Adjusted Operating Income Contributions Q2 24 Adjusted Operating Income Morningstar Direct Platform PitchBook Morningstar Wealth Morningstar Credit Morningstar Retirement Corporate and All Other * Q2 25 Adjusted Operating Income *Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income (loss) from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include finance, human resources, legal, marketing, and other management-related costs that are not considered when segment performance is evaluated. ($mil) $131.0 $5.5 $2.6$5.2 ($1.9)$9.0 ($8.0) $143.4 16 Morningstar Direct Platform 16 +6.2% Reported +6.3% Organic +10.3% $196.9 $209.2 $87.3 $96.3 44.3% 46.0 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Q2 24 Q2 25 Q2 24 Q2 25 Provides investors comprehensive data, research and insights, and investment analysis to empower investment decision- making. Products: Morningstar Data Morningstar Direct Morningstar Advisor Workstation

17 Morningstar Direct Platform ($mil) Quarterly Segment Trends 17 Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. 6.8% 7.0% 8.1% 8.9% 6.2% 4.7% 3.6% 4.2% 6.3% Morningstar Direct Platform Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 18 PitchBook 18 +9.8% Reported +9.6% Organic +11.6% $151.7 $166.5 $47.3 $52.8 31.2% 31.7 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Q2 24 Q2 25 Q2 24 Q2 25 Provides investors with access to a broad collection of data and research covering the private capital markets, including venture capital, private equity, private credit and bank loans, and merger and acquisition (M&A) activities. Investors can also access Morningstar’s data and research on public equities. Products: PitchBook Platform Direct Data 19 PitchBook ($mil) Quarterly Segment Trends 19 20.8% 14.4% 13.1% 12.6% 10.9% 12.2% 12.7% 11.1% 9.6% PitchBook Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 20 Morningstar Credit 20 +9.5% Reported +8.4% Organic +9.3% $77.6 $85.0 $27.9 $30.5 36.0% 35.9 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Q2 24 Q2 25 Q2 24 Q2 25 Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Products: Morningstar DBRS Morningstar Credit (Credit data and analytics)

21 Morningstar Credit Quarterly Segment Trends 21 Bars represent reported revenue. Percentages represent organic revenue growth (decline). (15.9%) 1.4% 20.0% 27.9% 44.2% 34.0% 34.5% 23.2% 8.4% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Revenue by Geography ($mil) Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 USA (29.7%) (2.2%) 21.7% 43.0% 59.9% 51.7% 46.2% 27.0% 11.9% Canada 6.5% 1.9% 11.0% 14.6% 30.3% 13.1% 36.9% 6.4% (2.7%) EMEA (2.2%) 10.3% 27.4% 13.5% 27.6% 19.6% 6.6% 37.1% 15.5% Organic revenue growth (decline) 22 Morningstar Credit Quarterly Segment Trends 22 Bars represent reported revenue. In Q2 25, structured finance ratings, fundamental ratings, and data licensing accounted for 62.9%, 31.1%, and 6.0% of revenue, respectively. *Structured Finance: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities. **Fundamental Ratings include Corporate, Financial Institutions, Sovereign, and Other. ***In quarterly supplemental presentations prior to Q4 23, data licensing revenue was included in “Other” under Fundamental Ratings. 49.9% 51.8% 45.0% 46.6% 37.6% 43.5% 37.6% 41.5% 39.4% Structured Finance Ratings* Fundamental Ratings** Data Licensing*** % Recurring Revenue Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Revenue by Asset Class ($mil) 23 Morningstar Wealth 23 +2.7% Reported +7.2% Organic NMF $62.6 $64.3 ($2.2) $3.0 (3.5%) 4.7% Adj. Operating Margin Revenue ($mil) Adjusted Operating Income (Loss) ($mil) NMF - not meaningful. Q2 24 Q2 25 Q2 24 Q2 25 Delivers investment products, advisor platforms, and investor tools powered by our research and data. Serves financial advisors through model portfolios, separately managed accounts, and technology platforms, and individuals through Morningstar Investor. Products: Morningstar Model Portfolios (Managed Portfolios) Morningstar Investor International Wealth Platform 24 Morningstar Wealth Quarterly Segment Trends 24 (9.8%) 4.9% 9.1% 7.7% 12.4% 6.1% 6.2% 7.9% 7.2% Morningstar Wealth Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Morningstar Wealth AUMA Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Morningstar Wealth Revenue ($mil) Morningstar Wealth AUMA ($bil)

25 Morningstar Retirement 25 (2.7%) Reported and Organic (11.0)% $33.3 $32.4 $17.3 $15.4 52.0% 47.5 % Adj. Operating Margin Revenue ($mil) Adjusted Operating Income ($mil) Q2 24 Q2 25 Q2 24 Q2 25 Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Product: Managed Accounts 26 Morningstar Retirement Quarterly Segment Trends 26 3.4% 11.2% 16.2% 12.7% 21.5% 14.8% 11.3% 15.8% (2.7%) Morningstar Retirement Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $10.0 $20.0 $30.0 $40.0 Morningstar Retirement AUMA Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $100.0 $200.0 $300.0 $400.0 Morningstar Retirement Revenue ($mil) Morningstar Retirement AUMA ($bil) Appendix A: Additional Segment Detail 28 Historical Segment Performance *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. **Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (in millions) Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Morningstar Direct Platform Revenue $186.0 $188.7 $192.7 $196.7 $196.9 $198.5 $196.0 $199.2 $209.2 Adjusted Operating Income $80.1 $88.4 $90.4 $91.2 $87.3 $91.4 $85.5 $87.1 $96.3 Adjusted Operating Margin 43.1% 46.8% 46.9% 46.4% 44.3% 46.0% 43.6% 43.7% 46.0% PitchBook Revenue $136.8 $139.6 $144.4 $147.6 $151.7 $156.6 $162.5 $163.7 $166.5 Adjusted Operating Income $37.2 $39.1 $41.4 $40.0 $47.3 $50.4 $48.7 $52.3 $52.8 Adjusted Operating Margin 27.2% 28.0% 28.7% 27.1% 31.2% 32.2% 30.0% 31.9% 31.7% Morningstar Credit Revenue $54.2 $52.9 $61.5 $60.3 $77.6 $70.9 $82.3 $73.0 $85.0 Adjusted Operating Income $5.0 $2.8 $17.9 $12.3 $27.9 $15.2 $20.2 $21.4 $30.5 Adjusted Operating Margin 9.2% 5.3% 29.1% 20.4% 36.0% 21.4% 24.5% 29.3% 35.9% Morningstar Wealth Revenue $55.8 $58.0 $61.2 $59.0 $62.6 $61.8 $65.0 $61.3 $64.3 Adjusted Operating Income (Loss) ($12.3) ($8.2) ($5.3) ($5.6) ($2.2) ($0.7) ($0.8) ($0.8) $3.0 Adjusted Operating Margin (22.0%) (14.1%) (8.7%) (9.5%) (3.5%) (1.1%) (1.2%) (1.3%) 4.7% Morningstar Retirement Revenue $27.4 $27.7 $30.2 $28.4 $33.3 $31.8 $33.6 $32.9 $32.4 Adjusted Operating Income $13.4 $14.7 $14.8 $14.2 $17.3 $16.9 $17.2 $14.6 $15.4 Adjusted Operating Margin 48.9% 53.1% 49.0% 50.0% 52.0% 53.1% 51.2% 44.4% 47.5% Consolidated Revenue Total Reportable Segments $460.2 $466.9 $490.0 $492.0 $522.1 $519.6 $539.4 $530.1 $557.4 Corporate and All Other* $44.5 $48.6 $48.7 $50.8 $49.8 $49.8 $51.6 $51.8 $47.7 Total Revenue $504.7 $515.5 $538.7 $542.8 $571.9 $569.4 $591.0 $581.9 $605.1 Consolidated Adjusted Operating Income Total Reportable Segments $123.4 $136.8 $159.2 $152.1 $177.6 $173.2 $170.8 $174.6 $198.0 Less: Corporate and All Other** ($53.7) ($44.8) ($46.2) ($41.3) ($46.6) ($42.9) ($49.1) ($39.2) ($54.6) Adjusted Operating Income $69.7 $92.0 $113.0 $110.8 $131.0 $130.3 $121.7 $135.4 $143.4 Adjusted Operating Margin 13.8% 17.8% 21.0% 20.4% 22.9% 22.9% 20.6% 23.3% 23.7%

29 Quarterly Revenue Trend: Revenue by Type ($mil) 5.1% 9.3% 12.6% 12.9% 13.6% 10.1% 10.6% 9.1% 5.9% Consolidated Organic Revenue Trend Transaction-Based Revenue* Asset-Based Revenue* License-Based Revenue* Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 (19.5%) (1.4%) 12.2% 0.1% 10.4% 10.6% 18.0% 19.8% 10.3% 27.3% 18.2% 9.9% 37.2% 25.9% 7.5% 25.9% 16.9% 6.4% 25.1% 16.4% 6.8% 21.4% 14.5% 6.2% 9.4% 0.2% 6.3% Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline). *In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been reframed to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2025 and 2024 to respective quarterly revenue in 2024 and 2023 based on the updated classifications; these adjustments are reflected in the Currency and Other line of the reconciliation tables in the appendix of this presentation. 30 Revenue by Type ($mil) *Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. Morningstar Direct Platform Q2 25 Q2 24 Morningstar Wealth Q2 25 Q2 24 License-Based $207.7 $195.7 License-Based $19.7 $19.9 Asset-Based 0.0 0.0 Asset-Based 35.2 35.8 Transaction-Based 1.5 1.2 Transaction-Based 9.4 6.9 Morningstar Direct Platform Total $209.2 $196.9 Morningstar Wealth Total $64.3 $62.6 PitchBook Q2 25 Q2 24 Morningstar Retirement Q2 25 Q2 24 License-Based $164.7 $150.1 License-Based $0.4 $0.5 Asset-Based 0.0 0.0 Asset-Based 32.0 32.8 Transaction-Based 1.8 1.6 Transaction-Based 0.0 0.0 PitchBook Total $166.5 $151.7 Morningstar Retirement Total $32.4 $33.3 Morningstar Credit Q2 25 Q2 24 Corporate and All Other* Q2 25 Q2 24 License-Based $5.0 $3.7 License-based $30.9 $31.8 Asset-Based 0.0 0.0 Asset-based $15.2 $16.1 Transaction-Based 80.0 73.9 Transaction-based $1.6 $1.9 Morningstar Credit Total $85.0 $77.6 Corporate and All Other Total $47.7 $49.8 31 Key Product Area Revenue ($mil) *Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. **Includes revenue attributable to Morningstar Direct Advisory Suite. Q2 25 Q2 24 % Change % Organic Change Morningstar Direct Platform* $209.2 $196.9 6.2% 6.3% Morningstar Data $106.2 $94.3 12.6% 10.1% Morningstar Direct $74.3 $70.1 6.0% 4.5% Morningstar Advisor Workstation** $23.4 $23.4 0.0% (0.2%) PitchBook $166.5 $151.7 9.8% 9.6% Morningstar Credit $85.0 $77.6 9.5% 8.4% Morningstar Wealth $64.3 $62.6 2.7% 7.2% Investment Management $35.2 $35.8 (1.7%) 6.2% Morningstar Retirement $32.4 $33.3 (2.7%) (2.7%) Corporate and All Other Morningstar Sustainalytics $27.3 $29.2 (6.5%) (9.8%) Morningstar Indexes $20.4 $20.6 (1.0%) (1.3%) 32 License Trends 32 *PitchBook license counts reflect active users, including Morningstar active users, as well as legacy LCD clients who have migrated to PitchBook licenses. The timing of activities, such as user maintenance, user audits, provisioning access, shutting off of users, and updates to the user lists when enterprise clients renew, result in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12- month basis. +0.6% 18,706 18,810 Morningstar Direct Licenses Q2 24 Q2 25 +7.6% 119,571 128,679 PitchBook Platform Licenses* Q2 24 Q2 25

33 Quarterly Segment Product Trends: Morningstar Direct Platform 33 11.0% 11.7% 9.6% 12.0% 11.7% 9.6% 9.2% 6.8% 4.5% Morningstar Direct Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 5.0% 6.0% 9.6% 9.5% 5.3% 4.2% 1.8% 4.1% 10.1% Morningstar Data Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. Morningstar Data ($mil) Morningstar Direct ($mil) 34 Quarterly Segment Product Trends: Morningstar Direct Platform 34 8.4% 5.3% 3.3% 5.2% 2.5% (2.4%) (0.5%) (0.4%) (0.2%) Morningstar Advisor Workstation Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $10.0 $20.0 $30.0 $40.0 Beginning with Q1 25 reporting, Morningstar Data and Analytics was renamed Morningstar Direct Platform. *Includes revenue attributable to Morningstar Direct Advisory Suite. Morningstar Advisor Workstation* ($mil) 35 Quarterly Segment Product Trends: Investment Management ($mil) 35 (10.7%) 6.9% 16.3% 13.9% 22.0% 13.3% 16.2% 14.8% 6.2% Investment Management Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $10.0 $20.0 $30.0 $40.0 36 Quarterly Product Trends: Corporate and All Other 36 15.1% 27.3% 43.3% 37.1% 37.8% 23.7% 21.9% 15.7% (1.3%) Morningstar Indexes Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $10.0 $20.0 $30.0 $40.0 12.7% 13.7% 13.6% 12.2% 0.7% (10.3%) (3.3%) (4.9%) (9.8%) Morningstar Sustainalytics Revenue YOY Organic Revenue Trend Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 $0.0 $10.0 $20.0 $30.0 $40.0 *Revenue for Morningstar Sustainalytics’ transaction-based products (second-party opinions) decreased 15.3% on an organic basis in Q2 25, and Morningstar Sustainalytics’ license-based products decreased 9.4% on an organic basis. Morningstar Indexes ($mil) Morningstar Sustainalytics* ($mil)

Appendix B: Reconciliations

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Consolidated	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	7.3%	10.1%	13.4%	13.2%	13.3%	10.5%	9.7%	7.2%	5.8%
less: M&A and accounting changes	2.7%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.8%)	(0.9%)	(1.0%)
less: Currency and Other	(0.5%)	0.8%	0.8%	0.3%	(0.3%)	0.4%	(0.1%)	(1.0%)	0.9%
Organic Change in Revenue	5.1%	9.3%	12.6%	12.9%	13.6%	10.1%	10.6%	9.1%	5.9%

License-Based	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	14.8%	12.2%	12.4%	9.9%	6.8%	6.3%	5.4%	4.4%	6.6%
less: M&A and accounting changes	2.8%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.9%)	(0.8%)	(0.6%)
less: Currency and Other	(0.2%)	1.6%	2.1%	0.0%	(0.7%)	(0.1%)	(0.5%)	(1.0%)	0.9%
Organic Change in Revenue	12.2%	10.6%	10.3%	9.9%	7.5%	6.4%	6.8%	6.2%	6.3%

38 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Revenue Type

Asset-Based	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	(0.4%)	6.2%	14.4%	17.9%	25.9%	17.2%	16.2%	11.3%	(2.7%)
less: M&A and accounting changes	5.2%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.5%)	(2.0%)	(3.6%)
less: Currency and Other	(4.2%)	(4.2%)	(5.4%)	(0.3%)	0.0%	0.3%	0.3%	(1.2%)	0.7%
Organic Change in Revenue	(1.4%)	10.4%	19.8%	18.2%	25.9%	16.9%	16.4%	14.5%	0.2%

Transaction-Based	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	(18.5%)	2.1%	18.4%	30.2%	39.3%	29.1%	26.6%	19.2%	10.3%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	1.0%	2.0%	0.4%	2.9%	2.1%	3.2%	1.5%	(2.2%)	0.9%
Organic Change in Revenue	(19.5%)	0.1%	18.0%	27.3%	37.2%	25.9%	25.1%	21.4%	9.4%

39 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Direct Platform	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	6.3%	8.4%	9.5%	9.4%	5.9%	5.2%	1.7%	1.3%	6.2%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(2.0%)	(1.9%)	(1.6%)
less: Currency and Other	(0.5%)	1.4%	1.4%	0.5%	(0.3%)	0.5%	0.1%	(1.0%)	1.5%
Organic Change in Revenue	6.8%	7.0%	8.1%	8.9%	6.2%	4.7%	3.6%	4.2%	6.3%

PitchBook	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	28.7%	14.5%	13.1%	12.6%	10.9%	12.2%	12.5%	10.9%	9.8%
less: M&A and accounting changes	7.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
less: Currency and Other	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	(0.2%)	(0.2%)	0.0%
Organic Change in Revenue	20.8%	14.4%	13.1%	12.6%	10.9%	12.2%	12.7%	11.1%	9.6%

Morningstar Credit	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	(16.9%)	2.1%	21.3%	28.8%	43.2%	34.0%	33.8%	21.1%	9.5%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.4%)	0.3%
less: Currency and Other	(1.0%)	0.7%	1.3%	0.9%	(1.0%)	0.0%	(0.7%)	(1.7%)	0.8%
Organic Change in Revenue	(15.9%)	1.4%	20.0%	27.9%	44.2%	34.0%	34.5%	23.2%	8.4%

40 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Segment

Morningstar Wealth	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	(5.9%)	5.1%	9.7%	7.5%	12.2%	6.6%	6.2%	3.9%	2.7%
less: M&A and accounting changes	5.1%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.5%)	(2.4%)	(5.0%)
less: Currency and Other	(1.2%)	0.2%	0.6%	(0.2%)	(0.2%)	0.5%	0.5%	(1.6%)	0.5%
Organic Change in Revenue	(9.8%)	4.9%	9.1%	7.7%	12.4%	6.1%	6.2%	7.9%	7.2%

Morningstar Retirement	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	3.4%	11.2%	16.2%	12.7%	21.5%	14.8%	11.3%	15.8%	(2.7%)
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Organic Change in Revenue	3.4%	11.2%	16.2%	12.7%	21.5%	14.8%	11.3%	15.8%	(2.7%)

41 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Data	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	4.5%	7.9%	11.4%	10.2%	5.0%	4.9%	1.9%	3.1%	12.6%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.4%
less: Currency and Other	(0.5%)	1.9%	1.8%	0.7%	(0.3%)	0.7%	0.1%	(1.0%)	2.1%
Organic Change in Revenue	5.0%	6.0%	9.6%	9.5%	5.3%	4.2%	1.8%	4.1%	10.1%

Morningstar Direct	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	10.7%	13.4%	11.0%	12.5%	11.3%	10.0%	9.2%	5.6%	6.0%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(0.3%)	1.7%	1.4%	0.5%	(0.4%)	0.4%	0.0%	(1.2%)	1.5%
Organic Change in Revenue	11.0%	11.7%	9.6%	12.0%	11.7%	9.6%	9.2%	6.8%	4.5%

Morningstar Advisor Workstation*	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	7.8%	5.0%	3.3%	5.3%	2.3%	(2.6%)	(0.7%)	(1.3%)	0.0%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(0.6%)	(0.3%)	0.0%	0.1%	(0.2%)	(0.2%)	(0.2%)	(0.9%)	0.2%
Organic Change in Revenue	8.4%	5.3%	3.3%	5.2%	2.5%	(2.4%)	(0.5%)	(0.4%)	(0.2%)

42
*Includes revenue attributable to Morningstar Direct Advisory Suite.
MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Product Area

Morningstar Credit Canada	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	1.1%	(0.7%)	10.6%	15.1%	27.9%	11.2%	33.0%	0.0%	(3.5%)
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(5.4%)	(2.6%)	(0.4%)	0.5%	(2.4%)	(1.9%)	(3.9%)	(6.4%)	(0.8%)
Organic Change in Revenue	6.5%	1.9%	11.0%	14.6%	30.3%	13.1%	36.9%	6.4%	(2.7%)

Morningstar Credit EMEA	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	(1.5%)	18.8%	34.8%	16.5%	27.3%	22.1%	7.9%	36.4%	26.9%
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.6%
less: Currency and Other	0.7%	8.5%	7.4%	3.0%	(0.3%)	2.5%	1.3%	(0.7%)	6.8%
Organic Change in Revenue	(2.2%)	10.3%	27.4%	13.5%	27.6%	19.6%	6.6%	37.1%	15.5%

43 MORNINGSTAR

Reconciliation from Reported to Organic Revenue Change by Product Area

Investment Management	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	(2.0%)	6.9%	17.3%	13.5%	21.8%	14.5%	14.8%	7.4%	(1.7%)
less: M&A and accounting changes	10.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(1.0%)	(4.6%)	(9.4%)
less: Currency and Other	(1.3%)	0.0%	1.0%	(0.4%)	(0.2%)	1.2%	(0.4%)	(2.8%)	1.5%
Organic Change in Revenue	(10.7%)	6.9%	16.3%	13.9%	22.0%	13.3%	16.2%	14.8%	6.2%

Morningstar Indexes	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	25.3%	27.8%	43.3%	37.0%	37.3%	24.4%	22.0%	15.0%	(1.0%)
less: M&A and accounting changes	10.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	(0.6%)	0.5%	0.0%	(0.1%)	(0.5%)	0.7%	0.1%	(0.7%)	0.3%
Organic Change in Revenue	15.1%	27.3%	43.3%	37.1%	37.8%	23.7%	21.9%	15.7%	(1.3%)

Morningstar Sustainalytics	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Reported Change in Revenue	12.7%	17.9%	16.0%	12.8%	0.0%	(9.7%)	(3.3%)	(6.5%)	(6.5%)
less: M&A and accounting changes	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
less: Currency and Other	0.0%	4.2%	2.4%	0.6%	(0.7%)	0.6%	0.0%	(1.6%)	3.3%
Organic Change in Revenue	12.7%	13.7%	13.6%	12.2%	0.7%	(10.3%)	(3.3%)	(4.9%)	(9.8%)

44 MORNINGSTAR

Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil)

	Q2 25	Q2 24
Adjusted Operating Income (Loss)		
Morningstar Direct Platform	$96.3	$87.3
PitchBook	52.8	47.3
Morningstar Credit	30.5	27.9
Morningstar Wealth	3.0	(2.2)
Morningstar Retirement	15.4	17.3
Total Reportable Segments	**$198.0**	**$177.6**
Less: Corporate and All Other*	(54.6)	(46.6)
Total Adjusted Operating Income	**$143.4**	**$131.0**
Intangible amortization expense	(15.3)	(17.5)
M&A-related expenses	(3.8)	(5.0)
Other non-recurring items	0.8	0.0
Operating Income	**$125.1**	**$108.5**

45

*Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated.

Reconciliation from Operating Margin to Adjusted Operating Margin

	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Operating Margin	8.3%	13.6%	17.5%	17.1%	19.0%	20.3%	28.5%	19.6%	20.7%
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items.	5.5%	4.2%	3.5%	3.3%	3.9%	2.6%	(7.9%)	3.7%	3.0%
Adjusted Operating Margin	13.8%	17.8%	21.0%	20.4%	22.9%	22.9%	20.6%	23.3%	23.7%

46

Reconciliation from Total Operating Expenses to Adjusted Operating Expense ($mil)

	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Operating Expense	$463.0	$445.5	$444.3	$450.2	$463.4	$453.9	$486.8	$467.8	$480.8
Excluding (1) intangible amortization expense, (2) M&A-related expenses, and (3) other non-recurring items.	(28.0)	(22.0)	(18.6)	(18.2)	(22.5)	(14.8)	(17.5)	(21.3)	(19.1)
Adjusted Operating Expense	$435.0	$423.5	$425.7	$432.0	$440.9	$468.7	$469.3	$446.5	$461.7

47

Q2 25 Operating and Free Cash Flow

	Q2 25	Q2 24	% Change
Cash provided by operating activities	**$99.0**	**$152.7**	**(35.2%)**
Capital expenditures	(36.6)	(31.9)	14.7%
Free cash flow	**$62.4**	**$120.8**	**(48.3%)**

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Appendix C: Additional Information

Quarterly Key Product Area Revenue: Morningstar Direct Platform

(in millions)	Q1 22	Q2 22	Q3 22	Q4 22	Q1 23	Q2 23	Q3 23	Q4 23	Q1 24	Q2 24	Q3 24	Q4 24	Q1 25	Q2 25
Morningstar Data														
Revenue	$85.0	$85.9	$85.7	$85.6	$87.9	$89.8	$92.4	$95.3	$96.8	$94.3	$97.0	$97.1	$99.8	$106.2
Morningstar Direct														
Revenue	$56.1	$56.9	$57.0	$59.1	$60.8	$63.0	$64.6	$65.5	$68.4	$70.1	$71.1	$71.6	$72.2	$74.3
Morningstar Advisor Workstation														
Revenue	$20.8	$21.2	$21.8	$22.1	$22.1	$22.9	$22.9	$22.8	$23.3	$23.4	$22.3	$22.6	$23.0	$23.4

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Provided in response to an investor request. Revenue is based on current product area classifications for Morningstar Data, Morningstar Direct, and Morningstar Advisor Workstation. Morningstar Advisor Workstation includes revenue attributable to Morningstar Direct Advisory Suite.

MORNINGSTAR